UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): January 5, 2009
CHAD Therapeutics, Inc.
(Exact Name of Registrant as Specified in its Charter)
California
(State or Other Jurisdiction of Incorporation)

1-12214 (Commission File Number)	95-3792700 (I.R.S. Employer Identification No.)
c/o Harris Cohen, Esq.
5305 Andasol Avenue
Encino, California 91316
Address of Principal Executive Offices) (Zip Code)
(818) 882-0883
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.03.	Bankruptcy or Receivership.
     On January 5, 2009, CHAD Therapeutics, Inc. (the “Company”) filed a petition in the United States Bankruptcy Court for the Central District of California under Chapter 7 of the United States Bankruptcy Code (the “Bankruptcy Petition”). The Company has ceased conducting business. David R. Hagen has been appointed as the bankruptcy trustee and can be contacted at 6320 Canoga Avenue, Suite 1400, Woodland Hills, California 91316.
     For additional information regarding the Company’s January 5, 2009 Bankruptcy Petition, please contact Harris L. Cohen, Esq., at 5305 Andasol Ave., Encino, California 91316.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAD Therapeutics, Inc.
Date: February 19, 2009	By:	/s/ Earl Yager
Earl L. Yager
Chief Executive Officer